UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2019 (February 21, 2019)

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NATIONAL HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation)	001-13489 (Commission File Number)	52-2057472 (I.R.S. Employer Identification No.)
100 Vine Street Murfreesboro, Tennessee (Address of Principal Executive Offices)		37130 (Zip Code)

Registrant’s telephone number, including area code: (615) 890-2020

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

National HealthCare Corporation (“NHC”) issued a press release on February 21, 2019 announcing its December 31, 2018 earnings. The entire press release is attached as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Copy of press release issued on February 21, 2019 by National HealthCare Corporation announcing December 31, 2018 earnings

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     February 21, 2019

NATIONAL HEALTHCARE CORPORATION

By: /s/ Brian F. Kidd
Name:	Brian F. Kidd
Title:	Senior VP/Controller Principal Accounting Officer